Exhibit 99.1

AAR CORP. Investor Presentation CREDIT SUISSE CONFERENCE September 21, 2012

Forward-Looking Statements This presentation includes certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 1A, entitled “Risk Factors,” included in the Company’s Form 10-K for the fiscal year ended May 31, 2012. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. For additional information, see the comments included in AAR’s filings with the Securities and Exchange Commission.

AAR CORP. Company Overview & Strategy Financial Performance

Company Overview & Strategy

Diversified $2B+ revenue stream 60 years as a market leader in aviation support 6,300 employees at more than 60 locations worldwide History of safety, compliance, consistent profitability and financial strength Leading provider of aviation services and technology products to commercial and defense markets Market Leader Serving Aviation & Aerospace

Aviation Services Technology Products Competitive Advantage Innovative products Design & certification capabilities Fully integrated with OEM Recognized centers of excellence Value added assemblies Customer Benefits Full service provider Lower cost solutions Fewer people Less capital Avoiding obsolescence Faster service High-quality results Competitive Advantage Experience Scale of network 1 MRO network Skilled labor Deep engineering strength Breadth of products Government licenses Proprietary Systems $2.1B+* AAR value proposition Providing High Value Aviation Services and Technology Products Customer Benefits Strong tier 1 and tier 2 partner Life cycle cost reduction Supports commercial aircraft ramp up Low cost * Percentages reflect Q1 FY 2013 72% 28%

Commercial 44% of total sales Defense 28% of total sales Commercial 13% of total sales Defense 15% of total sales Aviation Services Technology Products Balance between commercial and defense Commercial 57% of total sales Defense 43% of total sales AAR CORP. To Commercial and Defense Market * Percentages reflect Q1 FY 2013 72% 28%

Aviation Services Technology Products Commercial 44% Defense 28% Commercial 13% Defense 15% Machining Cargo MRO Supply Chain Strong portfolio of aerospace & defense businesses provides balance, strength and consistency through the cycles Mobility Airlift Percentages reflect Q1 FY 2013 Building a Well Balanced and Diversified Portfolio

Defense Commercial +25%* (+13% organic *) Align with customers as they seek to do more without more Q1 FY13 Revenue $550.5 Million EPS $0.45 Growth opportunities in both Commercial and Defense markets Commercial/Defense split moving towards 60/40 from 50/50. Continued recovery in commercial markets and integration of FY12 acquisitions Well positioned in government/defense services market * Q1 FY13 vs. Q1 FY12. FY12 revenue includes $33M of aircraft sales and FY13 revenue includes $67M from companies acquired in October/December 2012. Organic growth excludes both amounts. Current FY 13 Operating Environment +1%*

Well Positioned with leading international passenger and cargo airlines Strong Value Proposition as outsourcing services saves airlines money Market Share Gains Outsourcing trend set to continue (e.g., American Airlines) Worldwide third party MRO CAGR of 4% through 2021 Increasing demand for integrated support services Airlines investing in customer experience = engineering opportunities Airlines investing in fleet = strong commercial OE build cycle Increasing importance of commercial markets Commercial +25% Source: Team SAI and Ascend AAR in Commercial

Defense customers utilize AAR for cost savings Well Positioned around more stable funding areas Strong Value Proposition via lowering cost and doing more without more Stability Defense Cost reductions and efficiency gains a central strategy in future budgets Operations and Maintenance budgets expected to hold up relatively well DoD’s Aging fleet AAR in Defense +1% 11

12 A Sampling of AAR Customers Airlines OEMs Cargo Government NATO U.S. DoD U.S. TRANSCOM U.K. MoD

Rick Poulton Chief Financial Officer and Treasurer 6 years with AAR 21 years in Industry An accomplished and experienced leadership team dedicated to delivering shareholder value Terry Stinson Group Vice President, Structures & Systems 5 years with AAR 40 years in Industry John Holmes Group Vice President, Aviation Supply Chain 11 years with AAR 11 years in Industry Randy Martinez Group Vice President, Government & Defense Services 3 years with AAR 30 years in Industry Dany Kleiman Group Vice President, Maintenance, Repair & Overhaul 3 years with AAR 20+ years in Industry Tim Romenesko President and Chief Operating Officer 31 years with AAR 31 years in Industry David Storch Chairman and Chief Executive Officer 33 years with AAR 33 years in Industry Deep Management Team to Execute Strategy Aviation Services Technology Products 13

Deliver Superior Returns for Shareholders Enter attractive markets Increase value-add to customers Improve operating margins Aviation Services / Technology Products Move to bolster Commercial Business U.S. / International Provide operating flexibility Cash flow positive in each segment Build scale across businesses Leverage core capabilities Increase engineering / value-added content Align with key OEMs Transition to a Tier I supplier Provide complete end-to-end solutions 4. Maintain a Strong Balance Sheet 2. Deepen Relationships with Customers 3. Improve Operating Margins 1. Improve Portfolio Balance Key Strategic Principles 14

Financial Performance

$1.4B $1.4B $1.4B $1.8B $2.1B $0 $0.5 $1.0 $1.5 $2.0 $2.5B Diverse capabilities + unique value propositions = steady growth $1.1B Defense Commercial AAR Today: A Diversified $2B Business $3.75 $3.00 $2.25 $1.50 $0.75 $0.00 EPS Revenue $2.1B - $2.2B $1.60 - $1.70 Guidance $93M EBITDA* *EBITDA is defined in the Appendix $180M $205M $174M $180M $224M $245-255M FY2007 FY2008 FY2009 FY2010 FY2011 FY 2012 FY 2013

Arab Oil Embargo Fuel Crisis Conflicts in Iran Economic Downturn Gulf War September 11 Attacks “Great Recession” Sales ($B) After each down cycle AAR has emerged a stronger and more diverse company 2012 Navigated Through 5 Major Industry Cycles 2013E

Generated over $356 million in operating cash flow during the past three fiscal years Cash was deployed back into the business over the last two years Significantly lower Capital Expense plan of $55 million in FY13 Capital expenditures of $11M in Q1 FY 13 Cash flow: First quarter Cash flow from operations: $33M Made final payment to Teleflex (Telair/Nordisk acquisitions): $16M Share repurchase: $6.1M (475,000 shares) Dividend payments: $3M Net debt: $4.5M Cash flow objectives for the balance of the fiscal year De-lever Return to shareholders in the form of: Dividends Share repurchases (from time-to-time) Intense focus on operating cash flows Generating Cash Flow From Operations

Innovation + execution = growth Leading provider of aviation services and technology products A well balanced portfolio with a consistent value proposition across our markets Well positioned to capitalize on opportunities in commercial and defense markets Summary

Appendix

Non-GAAP Disclosure Reconciliation Pursuant to SEC Regulation G, the Company has included the following reconciliation of operating income reported on the basis of Generally Accepted Accounting Principles (“GAAP”) to EBITDA on a non-GAAP basis. The Company believes the non-GAAP EBITDA and ratios using EBITDA are used by banks, debt holders and investors as important measures of the Company’s performance and ability to service debt obligations. ($ millions) FY2007 FY2008 FY2009 FY2010 FY2011 FY 2012 FY 2013 Guidance range Operating Income 57,317 134,518 102,892 90,332 133,628 130,702 145,000 155,000 Depreciation & Amortization 32,199 39,613 40,094 38,930 59,296 80,333 88,000 88,000 Amortization of Restricted 3,658 6,408 6,216 9,335 12,308 12,546 12,000 12,000 Stock Awards and Options Impairment Charge - - 31,133 - - - - - Airlift ProForma Additions - - - 35,417 - - EBITDA $93,174 $180,539 $180,335 $174,014 $205,232 $223,581 $245,000 $255,000